JAB Holdings B.V. Piet Heinkade 55 1019 GM Amsterdam The Netherlands Krispy Kreme, Inc. 2116 Hawkins Street Charlotte, North Carolina 28203 Ladies and Gentleman: This letter agreement (this “Agreement”) is made by and among JAB Indulgences B.V., a March 14, 2022 private limited liability company organized under the laws of the Netherlands (“JAB Indulgences”), JAB Holdings B.V., a private limited liability company organized under the laws of the Netherlands (“JAB Holdings”, and, together with JAB Indulgences, “JAB”), and Krispy Kreme, Inc., a Delaware corporation (the “Company”). WHEREAS, the Company and JAB Holdings previously entered into that certain Investor Rights Agreement, dated as of July 6, 2021 (the “Investor Rights Agreement”) which, among other things, (i) provides JAB Holdings with certain registration rights with respect to its equity interests in the Company and (ii) provides JAB Holdings with certain information rights. Capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Investor Rights Agreement. WHEREAS, the Parties desire to establish certain procedures relating to purchases by JAB of Voting Securities of the Company that would result in JAB beneficially owning greater than 45% of the Company’s outstanding voting power. NOW THEREFORE, in consideration of the promises and other good and valuable consideration, each of JAB and the Company agree as follows: 1. Purchase Rights. (a) If JAB intends to (A) purchase additional Voting Securities that would give it voting power greater than 45% of the Company’s total outstanding vote or (B) enter into any agreement, arrangement or understanding (“AAU”) that would give JAB the effective ability to direct voting power of the Company greater than 45% of the Company’s outstanding voting power, it shall give all members of the Board formal written notice of such intent at least thirty (30) days prior (the “30-Day Notice”). Unless and until JAB has given the 30-Day Notice and at least thirty (30) days have elapsed since the 30-Day Notice, JAB shall not (A) purchase additional Voting Securities that would give it voting power greater than 45% of the Company’s total outstanding vote or (B) enter into any AAU that would give JAB the effective ability to direct voting power of the Company greater than 45% of the Company’s outstanding voting power. Following the 30- Day Notice, directors of the Board who are JAB employees or designees will recuse themselves from any vote or other involvement in the Board’s consideration of the matter.

2 (b) Nothing in this Section 1 shall be construed to prevent JAB from acquiring additional economic exposure to the Company through a cash-settled total return swap agreement or other economically similar derivative arrangement, provided that (A) JAB may not directly purchase shares from its counterparty(ies) in any such agreement or enter into any AAU concerning voting with its counterparty(ies) without complying with the terms of the 30-Day Notice provision, if applicable; and (B) JAB shall not attempt to influence the voting decisions of any such counterparty in any way, whether directly or indirectly. 2. Term. This Agreement and the obligations of the Parties hereunder shall terminate automatically upon the one (1) year anniversary of the date of this Agreement; provided, however, that the term of this Agreement may be extended by JAB, in its sole discretion, by delivering formal written notice of such extension to the Board. 3. Counterparts. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by electronic communication, facsimile or otherwise) to the other Parties. 4. Governing Law and Venue; Jurisdiction; WAIVER OF JURY TRIAL. (i) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION. Each of the Parties hereby irrevocably and unconditionally consents and submits, for itself and with respect to its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the appropriate respective appellate courts therefrom (or only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court located in the State of Delaware and the appropriate respective appellate courts therefrom) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject to jurisdiction thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Court of Chancery of the State of Delaware (or only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court located in the State of Delaware). The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 0 of this

3 Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. (ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY OR TO THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4. 5. Notices. Any notice, request, instruction or other document to be given hereunder by any Party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or electronic mail or overnight courier: (i) if to the Company, to: Krispy Kreme, Inc. 2116 Hawkins Street Charlotte, North Carolina 28203 Attn: Chief Legal Officer (ii) if to JAB, at the most current address given by JAB to the Company in a Notice, Agreement and Questionnaire or any amendment thereto or, at the Company’s option, pursuant to the Legal Notice System on DTC, or successor system thereto; or to such other address as such Person may have furnished to the other Persons identified in this Section 0 in writing in accordance herewith. 6. Effect of Agreement. Except to the extent provided for herein, the Investor Rights Agreement shall continue in full force and effect in accordance with its terms. Nothing in this Agreement shall be construed to amend, modify or waive any provision of the Investor Rights Agreement, except as specifically set forth above. The parties hereto agree and acknowledge that

4 to the extent any terms or provisions of this Agreement are in any way inconsistent with or in conflict with any term, condition or provision of the Investor Rights Agreement, this Agreement shall govern and control. 7. Amendments. This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement. 8. Entire Agreement. This Agreement contains the complete agreement among the Parties and supersede any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way. [Signature Page Follows]

[Signature Page to Letter Agreement] IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first written above. JAB HOLDINGS B.V. By: Name: Luuk Hoogeveen Title: Managing Director By: Name: Frank Engelen Title: Managing Director JAB INDULGENCES B.V. By: JAB Holdings B.V. By: Name: Luuk Hoogeveen Title: Managing Director By: Name: Frank Engelen Title: Managing Director

[Signature Page to Letter Agreement] IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first written above. JAB HOLDINGS B.V. By: Name: Luuk Hoogeveen Title: Managing Director By: Name: Frank Engelen Title: Managing Director JAB INDULGENCES B.V. By: JAB Holdings B.V. By: Name: Luuk Hoogeveen Title: Managing Director By: Name: Frank Engelen Title: Managing Director

[Signature Page to Letter Agreement] KRISPY KREME, INC. By: Name: Michael Tattersfield Title: Chief Executive Officer